SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[X] Preliminary proxy statement
[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            ONHEALTH NETWORK COMPANY
                (Name of Registrant as specified in its Charter)

                            ONHEALTH NETWORK COMPANY
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:_____________

(2) Aggregate number of securities to which transaction applies:________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________________________________

(4) Proposed maximum aggregate value of transaction:____________________________

(5) Total fee paid:_____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:_____________________________________________________

(2) Form, Schedule or Registration Statement No.:_______________________________

(3) Filing Party:_______________________________________________________________

(4) Date Filed:_________________________________________________________________

                            ONHEALTH NETWORK COMPANY
                                _________________



                            NOTICE OF ANNUAL MEETING
                           TO BE HELD ON JUNE 15, 1999
                               _________________



TO THE SHAREHOLDERS OF ONHEALTH NETWORK COMPANY:


         The Annual Meeting of the Shareholders of OnHealth Network Company, a Washington corporation (the "Company"), will be held on Tuesday, June 15, 1999, at 2:00 p.m. (Pacific Time), at the Hilton Hotel, 1301 Sixth and University, Seattle, Washington 98101, for the following purposes:


         1. To elect a Board of Directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

         2. To consider a proposal to amend the Company's articles of incorporation to increase the number of authorized shares of Common Stock from 29,000,000 to 100,000,000 shares.

         3. To consider a proposal to ratify, confirm and approve an amendment to the Company's 1997 Stock Option Plan to increase the number of shares reserved for grant thereunder from 1,750,000 to 4,750,000.

         4. To transact such other business as may properly come before the meeting.


         Shareholders of record at the close of business on May 7, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting. A copy of the Annual Report on Form 10-K for the year ended December 31, 1998, as amended, also accompanies this Notice.


YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.


                                        By Order of the Board of Directors,

                                        /s/ Robert N. Goodman

                                        Robert N. Goodman
                                        President and Chief Executive Officer


Seattle, Washington
Dated:  May __, 1999

                            ONHEALTH NETWORK COMPANY
                                _________________


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 15, 1999
                                _________________


                                  INTRODUCTION


         Your proxy is solicited by the Board of Directors of OnHealth Network Company (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, June 15, 1999, at 2:00 p.m. (Pacific Time), at the Hilton Hotel, 1301 Sixth and University, Seattle, Washington 98101, and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Annual Meeting.


         The cost of soliciting proxies, including the cost of preparing, assembling and mailing proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by telephone.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed therein. Proxies which are signed by shareholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.


         The mailing address of the offices of the Company is 808 Howell Street, Suite 400, Seattle, Washington 98101. The Company expects that the Notice of Annual Meeting, Proxy Statement, form of proxy, and Annual Report to Shareholders will first be mailed to shareholders on or about May 19, 1999.


                      OUTSTANDING SHARES AND VOTING RIGHTS


         Shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof are shareholders of record at the close of business on May 7, 1999. Persons who are not shareholders of record on such date will not be allowed to vote at the Annual Meeting. At the close of business on May 7, 1999, there were _______________ shares of common stock, par value $.01 per share ("Common Stock") issued and outstanding. The Company has no other voting securities outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

                DETERMINATION OF NUMBER AND ELECTION OF DIRECTORS
                                  (Proposal #1)

         Five directors are to be elected at the Annual Meeting, to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

         The following persons have been nominated by the Company's Board of Directors to be elected as directors at the Annual Meeting:


Name                                  Age               Title
------------------------------------- ----------------- ------------------------
Michael A. Brochu                     45                Chairman of the Board
Robert N. Goodman                     46                Director
Ann Kirschner                         48                Director
Ram Shriram                           42                Director
Rick Thompson                         39                Director


MICHAEL A. BROCHU has been a Director of the Company since April 1997 and has also served as Chairman of the Board of Directors of the Company since October 1997. Mr. Brochu has served as President and Chief Executive Officer of Primus, Inc., a leader in entertainment software, since November 1997. From October 1995 to October 1997, he served as President and Chief Operating Officer of Sierra On-Line, Inc., a computer game software developer, and as its Chief Financial Officer and Executive Vice President from July 1994 to October 1995. From 1987 to July 1994, Mr. Brochu served in the positions of Senior Vice President, Chief Financial Officer and Chief Operating Officer of Burlington Environmental, Inc., a division of Burlington Resources, Inc.

ROBERT N. GOODMAN joined the Company in December 1997 as President and Chief Executive Officer and a member of the Company's Board of Directors. From April 1997 to November 1997, he was the Director of Business Development for MSNBC Interactive News, LLC. From December 1995 to April 1997, Mr. Goodman was an independent consultant working for Microsoft Corporation. From October 1995 to November 1995, Mr. Goodman was in the process of moving from San Francisco, CA to Seattle, WA. From November 1993 to October 1995, he was Assistant General Counsel for The 3DO Company.


ANN KIRSCHNER has been a Director of the Company since February 1998. Ms. Kirschner is currently the Executive Director of Columbia Media Enterprises. From December 1994 to December 1998, she served as Vice President of NFL Interactive for NFL Enterprises, Inc. Ms. Kirschner was responsible for the launch of the NFL's official Web site, the official Super Bowl Web site and Team NFL. Prior to December 1994, she served as President of Comma Communications.


RAM SHRIRAM has been a Director of the Company since February 1998. Mr. Shriram is Vice President of Business Development at Amazon.com, an Internet retailer. Prior to being acquired by Amazon.com, Mr. Shriram served as President and Chief Operating Officer of Junglee Corporation, a company that enables Web users to locate, compare and transact goods and services on the Internet. Previously, Mr.

Shriram served as Vice President of Netscape Communications Corporation from February 1994 to February 1998. Mr. Shriram was Netscape's Director, Channel Sales of Network Computing Devices from October 1990 to November 1994.

RICK THOMPSON has been a Director of the Company since February 1998. Mr. Thompson has served as Vice President and General Manager of Microsoft Corporation's Hardware Division since October 1987. Mr. Thompson manages the division's product lines and oversees development.


                  COMPLIANCE WITH SECTION 16(A) OF EXCHANGE ACT

         Based on the Company's review of copies of forms filed with the Securities and Exchange Commission or written representations from certain reporting persons, in compliance with Section 16(a) of the Securities Exchange Act of 1934, the Company believes that during fiscal year 1998, all officers, directors, and greater than ten-percent beneficial owners complied with the applicable filing requirements.


                          BOARD AND COMMITTEE MEETINGS


         The Board of Directors held 2 meetings during 1998 and took action by unanimous written consent two times during 1998. No director attended less than 75% of the meetings of the Board and any committee of which the director was a member.


         The Board of Directors has designated two standing committees, the Audit Committee and the Compensation and Stock Option Committee. The Company does not have a nominating committee.

         The Audit Committee, consisting of Messrs. Brochu and Thompson, reviews the scope of the work and fees of the Company's independent auditors and meets with the Company's financial officers and independent auditors to review matters concerning the Company's financial statements and internal controls. During a portion of 1998, the Audit Committee was comprised of Ronald Eibensteiner and Timothy Maudlin, former directors of the Company. Messrs. Brochu and Thompson were appointed to the Audit Committee in January 1999. The Audit Committee held two meetings during 1998.

         The Compensation and Stock Option Committee (the "Compensation Committee"), consisting of Messrs. Shriram, Goodman and Brochu, reviews and determines the compensation, including base salary and bonus incentives for the executive officers, and administers and awards stock option grants under the Company's stock option plans. During a portion of 1998, the Compensation
Committee was comprised of Ronald Eibensteiner, Alan Frazier and Timothy Maudlin, former directors of the Company. Messrs. Shriram and Goodman were appointed to the Compensation Committee in January 1999. The Compensation Committee held one meeting during 1998.


       APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
                                  (PROPOSAL #2)

         On April 5, 1999, the Company's Board of Directors approved an amendment to the Company's Articles of Incorporation that, subject to the approval of the shareholders, would authorize the Company to increase the number of shares of the Company's Common Stock authorized for issuance from 29,000,000 shares as currently authorized to 100,000,000 shares.

         The amendment will increase the number of authorized and unissued shares of Common Stock which may be used by the Company for any proper corporate purpose. Such purpose might include, without limitation, issuance of shares in public or private offerings, issuance of securities convertible into shares of Common Stock for cash as a means of obtaining additional capital for use in the Company's business and operations, or issuance of shares of Common Stock as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties. With this increase, the Board of Directors believes that the Company will have sufficient shares of Common Stock available for corporate purposes or opportunities as are likely to arise in the reasonably foreseeable future. There are at present no firm plans, arrangements or understandings relating to the issuance of any of the currently authorized and unissued shares of Common Stock or the additional shares of the Common Stock proposed to be authorized.


         As of May __, 1999, based on the number of shares of Common Stock currently outstanding and the number of shares eligible for issuance under the Company's stock option plans, there are currently ________________ shares of Common Stock either outstanding or reserved and _____________ authorized but unissued and unreserved shares of Common Stock available for other corporate purposes or opportunities.


         If the amendment is approved, the newly authorized shares of Common Stock would have all of the rights and privileges as the shares of Common Stock presently authorized. Once shares of Common Stock are authorized, the Board of Directors can issue shares of Common Stock without shareholder approval, except as may be required by law or regulations or by the rules of any stock exchange on which the Company's securities may then be listed.

         The issuance of the additional shares of Common Stock, may, under certain circumstances, make attempts to acquire control of the Company more difficult. For example, an issuance of additional shares of Common Stock may make it more difficult to obtain shareholder approval of actions such as removal of directors or amendments to the Bylaws. In addition, although the Board of Directors has no current plans to do so, shares of Common Stock could be issued in other transactions that could make a change in control of the Company more difficult. The Company is not aware of any effort to obtain control of the Company by a tender offer, proxy contest, or otherwise, and the Company has no present intention to use the additional shares of authorized Common Stock for antitakeover purposes.

         Although the Board of Directors would issue additional shares of Common Stock based on its judgment as to the best interests of the Company and its shareholders, the issuance of additional shares of Common Stock would have the effect of diluting the voting power per share and could have the effect of diluting the book value per share of the outstanding shares of Common Stock.

         If the  amendment  to the  Articles  of  Incorporation  is  authorized,
Article IV of the Company's Articles of Incorporation will be amended, in pertinent part, to read as follows:

                                   ARTICLE IV

                                 CAPITAL SHARES

                  4.1 AUTHORIZED SHARES. The authorized capital stock of the Company consists of 100,000,000 shares of common stock $.01 par value per share ("Common Stock") and 1,000,000 shares of Preferred Stock.

VOTE REQUIRED. The affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the meeting is required to approve the proposed amendment to the Articles of Incorporation. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.


                 APPROVAL OF AMENDMENT TO 1997 STOCK OPTION PLAN
                                  (PROPOSAL #3)

         In June 1998, the shareholders approved the Company's 1997 Stock Option Plan (the "1997 Plan"). The Company is presently authorized to issue 1,750,000 shares of Common Stock upon the exercise of options granted under the 1997 Plan. The shareholders will be requested at the Annual Meeting to approve an amendment to the 1997 Plan which increases by 3,000,000 shares the number of shares that maybe issued under the 1997 Plan (to 4,750,000). The purpose of the 1997 Plan is to promote Company success by aligning employee financial interests with long-term shareholder value. Since all 1,750,000 of the options originally approved under the 1997 Plan have been granted, the Compensation and Stock Option Committee of the Board of Directors believes that an increase in the number of shares available for issuance is necessary in order to achieve the purpose of the 1997 Plan.

         If approved, Section 6 of the 1997 Plan would be amended to provide for the reservation of four million seven hundred fifty thousand (4,750,000) shares of Option Stock ("Option Stock" is defined in the 1997 Plan). A copy of the 1997 Plan as proposed to be amended maybe obtained upon written request to the Company's Investor Relations Department at the address listed on the last page of this Proxy Statement.

         SUMMARY OF 1997 STOCK OPTION PLAN

         A general description of some of the basic features of the 1997 Plan is presented below, but such description is qualified in its entirety by reference to the full text of the 1997 Plan, a copy of which may be obtained without charge upon written request to Michael Conway, the Company's Chief Financial Officer and Secretary.

         TERM. Incentive stock options may be granted pursuant to the 1997 Plan during a period of ten (10) years from the date the 1997 Plan was adopted by the Board of Directors (until December 11, 2007), and nonqualified stock options may be granted until the 1997 Plan is discontinued or terminated by the Board of Directors.

         ELIGIBILITY. All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 1997 Plan. All employees, officers and directors of and consultants and advisors to the Company or any subsidiary are eligible to receive nonqualified stock options.


         OPTIONS. When an option is granted under the 1997 Plan, the Board of Directors acting as the Administrator of the 1997 Plan, at its discretion, specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option set by the Administrator may not be less than 100% of the fair market value of the Company's Common Stock, as that term is defined in the 1997 Plan. Unless otherwise determined by the Administrator, the exercise price of a nonqualified stock option will be 100% of the fair market value on the date of grant; provided, however, that the exercise price may not be less than 85% of the fair market value on the date of grant under any circumstances. The closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market was $_______ on May ___, 1999.

         The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Administrator. Generally, an incentive stock option may not be exercisable more than ten (10) years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then "fair market value" as defined in the 1997 Plan. Each option granted under the 1997 Plan is generally nontransferable during the lifetime of the optionee; however, the Administrator may, in its sole discretion, permit the transfer of a nonqualified stock option to immediate family members or to certain family trusts or family partnerships.

         Generally, under the form of option agreement which the Administrator is currently using for options granted under the 1997 Plan, if the optionee's affiliation with the Company terminates before expiration of the option for reasons other than death or disability, the optionee has a right to exercise the option for three months after termination of such affiliation or until the option's original expiration date, whichever is earlier. If the termination is because of death or disability, the option typically is exercisable until its original stated expiration or until the 12-month anniversary of the optionee's death or disability, whichever is earlier. The Administrator may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the 1997 Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Internal Revenue Code.

         CHANGE OF CONTROL. In the event that (i) the Company is acquired through the sale of substantially all of its assets or through a merger or other transaction (a "Transaction"), (ii) after the effective date of the 1997 Plan a person or entity becomes the holder of 35% or more the Company's outstanding Common Stock, or (iii) individuals who constituted the Board on the effective date of the 1997 Plan ceased for any reason thereafter to constitute at least a majority of the Board of Directors (with exceptions for individuals who are nominated by the current Board of Directors), all outstanding options will become immediately exercisable in full and will remain exercisable during the remaining terms of such outstanding options, whether or not the participants to whom the options have been granted remain employees of the Company or a subsidiary. The acceleration of the exercisability of outstanding options may be limited, however, if the acquiring party seeks to account for a Transaction on a "pooling of interests" basis which would be precluded if such options are accelerated. The Board may also take certain additional actions, such as terminating the 1997 Plan, providing cash or stock valued at the amount equal to the excess of the fair market value of the stock over the exercise price, or allowing exercise of the options for stock of the succeeding company.

         AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS. The 1997 Plan provides for automatic option grants to each director who is not an employee of the Company (a "Non-Employee Director"). Each Non-Employee Director who is elected for the first time as a director is automatically granted a nonqualified option to purchase 25,000 shares of the Common Stock at an option price per share equal to 100% of the fair market value of the Common Stock on the date of the Non-Employee Director's initial election, which option is exercisable, to the extent of 6,250 shares immediately and on each of the first three anniversaries of the date of grant. All options granted pursuant to these provisions shall expire on the earlier of (i) one year after the optionee ceases to be a director and (ii) ten (10) years after the date of grant.

         FEDERAL INCOME TAX CONSEQUENCES OF THE 1997 PLAN. Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the 1997 Plan. Upon exercise of the nonqualified stock option, however, the optionee will realize, in the year of exercise, ordinary income to the extent of the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will be entitled to a tax deduction in its fiscal year in which nonqualified stock options are exercised, equal to the amount of compensation required to be included as ordinary income by those optionees exercising such options.

         Incentive stock options granted pursuant to the 1997 Plan are intended to qualify for favorable tax treatment to the optionee under Code Section 422. Under Code Section 422, an employee realizes no taxable income when the incentive stock option is granted. If the employee has been an employee of the Company or any subsidiary at all times from the date of grant until three months before the date of exercise, the employee will realize no taxable income when the option is exercised. If the employee does not dispose of shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the employee may sell the shares and report any gain as capital gain. The Company will not be entitled to a tax deduction in connection with either the grant or exercise of an incentive stock option. If the employee should dispose of the shares prior to the expiration of the two-year or one-year periods described above, the employee will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of the Company's Common Stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, the Company will be entitled to a tax deduction equal to the amount recognized by the employee as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

         PLAN BENEFITS. Except for the automatic grants to Non-Employee Directors, future grants of stock options are subject to the discretion of the Administrator. Therefore, the future benefits under the 1997 Plan cannot be determined at this time.


         As of May __, 1999, 1,750,000 options have been granted pursuant to the 1997 Plan.


         VOTE REQUIRED. The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to approve the amendment to the 1997 Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.


                                VOTING TABULATION

         VOTE REQUIRED. Under the Washington Business Corporation Act, Proposals 1 and 3 (the election of the Company's directors and an amendment to 1997 Plan) each requires a plurality of the votes represented in person or by proxy at the meeting. With regard to Proposal 2 (the proposed amendment to the Articles of Incorporation to increase the authorized common stock), the affirmative vote of holders of a majority of the shares of common stock entitled to vote at the meeting is required. Votes cast by proxy or in person at the meeting will be tabulated by the Company's transfer agent, American Stock Transfer & Trust Company.

         EFFECT OF AN ABSTENTION AND BROKER NON-VOTES. A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

                          INDEPENDENT PUBLIC ACCOUNTANT

         Ernst & Young LLP has served as independent auditors for the Company since 1992. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.


                           2000 SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the annual meeting in 2000 must be submitted to the Company in appropriate written form on or before February 19, 2000 to be included in the Company's proxy statement and related proxy for the 2000 meeting.


                                 OTHER BUSINESS

         Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.


                         ANNUAL REPORT TO SHAREHOLDERS


         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as amended by the Form 10-K\A filed April 30, 1999, accompanies this Notice of Annual Meeting and Proxy Statement.



                                           By Order of the Board of Directors


                                           Robert N. Goodman
                                           President and Chief Executive Officer


May __, 1999

                            ONHEALTH NETWORK COMPANY
                                _________________


                                      PROXY
                   FOR ANNUAL MEETING TO BE HELD JUNE 15, 1999
                                _________________

The undersigned hereby appoints Robert N. Goodman and Michael A. Brochu, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of voting stock of OnHealth Network Company registered in the name of the undersigned at the 1999 Annual Meeting of Shareholders of the Company to be held at the Hilton Hotel, 1301 Sixth and University, Seattle, Washington 98101, at 2:00 p.m. (Pacific Time), on Tuesday, June 15, 1999, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Annual Meeting.


      The Board of Directors recommends that you vote "FOR" each proposal.
      --------------------------------------------------------------------


1.       Elect Directors.  Nominees:

                    Robert N. Goodman    Michael A. Brochu    Ann Kirschner

                    Ram Shriram          Rick Thompson

         [ ] FOR all nominees listed above    [ ] WITHHOLD AUTHORITY to vote
             (except those whose names have       for all nominees listed above.
             been written on the line below)


2. Proposal to amend the Company's articles of incorporation to increase the number of authorized shares of Common Stock from 29,000,000 to 100,000,000 shares.

         [ ]      FOR                          [ ]      AGAINST

3. Proposal to ratify, confirm and approve an amendment to the Company's 1997 Stock Option Plan to increase the number of shares reserved for grant thereunder from 1,750,000 to 4,750,000.

         [ ]       FOR                         [ ]      AGAINST

4. Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Date:   ___________________ , 1999      ________________________________________

                                        ________________________________________
                                        PLEASE  DATE AND SIGN  ABOVE  exactly as
                                        name  appears  at the left,  indicating,
                                        where  proper,   official   position  or
                                        representative  capacity. For stock held
                                        in  joint  tenancy,   each  joint  owner
                                        should sign.